Revenue from Contracts with Customers - Additional Information (Detail) $ in Millions	12 Months Ended
Dec. 31, 2018 USD ($)
Revenue from Contract with Customer [Abstract]
Timing of performance obligation	The Company typically receives payment for oil, natural gas and NGL sales within 30 days of the month of delivery for operated properties and within 90 days of the month of delivery for non-operated properties.
Contract with customer accounts receivable	$ 65.2